EXHIBIT 21.1
SUBSIDIARIES OF HEALTH CARE REIT, INC.

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Pennsylvania Properties, Inc.	Pennsylvania corporation	November 1, 1993
HCRI Overlook Green, Inc.	Pennsylvania corporation	July 9, 1996
HCRI Texas Properties, Inc.	Delaware corporation	December 27, 1996
HCRI Texas Properties, Ltd.	Texas limited partnership	December 30, 1996
Health Care REIT International, Inc.	Delaware corporation	February 11, 1998
HCN Atlantic GP, Inc.	Delaware corporation	February 20, 1998
HCN Atlantic LP, Inc.	Delaware corporation	February 20, 1998
HCRI Nevada Properties, Inc.	Nevada corporation	March 27, 1998
HCRI Southern Investments I, Inc.	Delaware corporation	June 11, 1998
HCRI Louisiana Properties, L.P.	Delaware limited partnership	June 11, 1998
HCN BCC Holdings, Inc.	Delaware corporation	September 25, 1998
HCRI Tennessee Properties, Inc.	Delaware corporation	September 25, 1998
HCRI Limited Holdings, Inc.	Delaware corporation	September 25, 1998
Pennsylvania BCC Properties, Inc.	Pennsylvania corporation	September 25, 1998
HCRI North Carolina Properties, LLC	Delaware limited liability company	December 10, 1999
HCRI Massachusetts Properties, Inc.	Delaware corporation	March 17, 2000
HCRI Massachusetts Properties Trust	Massachusetts trust	March 30, 2000
HCRI Indiana Properties, Inc.	Delaware corporation	June 15, 2000
HCRI Indiana Properties, LLC	Indiana limited liability company	June 16, 2000
HCRI Holdings Trust	Massachusetts trust	September 11, 2000
HCRI Maryland Properties, LLC	Maryland limited liability company	July 19, 2001
HCRI Massachusetts Properties Trust II	Massachusetts trust	September 26, 2001
HCRI Beachwood, Inc.	Ohio corporation	October 11, 2001
HCRI Broadview, Inc.	Ohio corporation	October 11, 2001
HCRI Westlake, Inc.	Ohio corporation	October 11, 2001
HCRI Westmoreland, Inc.	Delaware corporation	October 16, 2001
HCRI Wisconsin Properties, LLC	Wisconsin limited liability company	December 11, 2001
HCRI North Carolina Properties I, Inc.	North Carolina corporation	January 1, 2002
HCRI North Carolina Properties II, Inc.	North Carolina corporation	January 1, 2002
HCRI North Carolina Properties III, Limited Partnership	North Carolina limited partnership	January 1, 2002
HCRI Kentucky Properties, LLC	Kentucky limited liability company	January 7, 2002
HCRI Mississippi Properties, Inc.	Mississippi corporation	March 28, 2002
HCRI Illinois Properties, LLC	Delaware limited liability company	August 21, 2002
HCRI Missouri Properties, LLC	Delaware limited liability company	August 21, 2002
HCRI Surgical Properties, LLC	Ohio limited liability company	September 30, 2002
HCRI Tucson Properties, Inc.	Delaware corporation	November 14, 2002
HCRI Stonecreek Properties, LLC	Delaware limited liability company	June 25, 2003
HCRI Cold Spring Properties, LLC	Delaware limited liability company	June 25, 2003
HCRI Eddy Pond Properties Trust	Massachusetts trust	June 26, 2003
HCRI Investments, Inc.	Delaware corporation	July 30, 2003
HCRI Forest City Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Asheboro Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Smithfield Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Greenville Holdings, Inc.	North Carolina corporation	August 19, 2003
HCRI Forest City Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Asheboro Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Smithfield Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Greenville Properties, LP	North Carolina limited partnership	August 19, 2003
HCRI Kirkland Properties, LLC	Delaware limited liability company	August 22, 2003

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
HCRI Ridgeland Pointe Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Drum Hill Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Fairmont Properties, LLC	Delaware limited liability company	August 22, 2003
HCRI Abingdon Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Gaston Place Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Gaston Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Eden Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Weddington Park Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Union Park Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Concord Place Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Salisbury Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Burlington Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Skeet Club Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI High Point Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Hickory Manor Holdings, Inc.	North Carolina corporation	September 10, 2003
HCRI Statesville Place Holdings I, Inc.	North Carolina corporation	September 10, 2003
HCRI Statesville Place Holdings II, Inc.	North Carolina corporation	September 10, 2003
HCRI Abingdon Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Gaston Place Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Gaston Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Eden Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Weddington Park Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Union Park Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Concord Place Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Salisbury Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Burlington Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Skeet Club Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI High Point Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Hickory Manor Properties, LP	North Carolina limited partnership	September 10, 2003
HCRI Statesville Place Properties I, LP	North Carolina limited partnership	September 10, 2003
HCRI Statesville Place Properties II, LP	North Carolina limited partnership	September 10, 2003
HCRI Chicago Properties, Inc.	Delaware corporation	November 18, 2003
HCRI General Properties, Inc.	Delaware corporation	August 5, 2004
HCRI Kansas Properties, LLC	Delaware limited liability company	September 3, 2004
HCRI Hunters Glen Properties, LLC	Delaware limited liability company	September 21, 2004
HCRI Wilburn Gardens Properties, LLC	Delaware limited liability company	September 21, 2004
HCRI Draper Place Properties Trust	Massachusetts trust	September 24, 2004
HCRI Marina Place Properties Trust	Massachusetts trust	September 24, 2004
HCRI Tennessee Properties, LLC	Delaware limited liability company	November 12, 2004
HH Florida, LLC	Delaware limited liability company	November 23, 2004
HCRI New Hampshire Properties, LLC	Delaware limited liability company	May 24, 2005
HCRI Dayton Place — Denver Properties, LLC	Delaware limited liability company	May 24, 2005
HCRI Provider Properties, LLC	Delaware limited liability company	November 10, 2005
1920 Cleveland Road West, LLC	Delaware limited liability company	December 15, 2005
721 Hickory Street, LLC	Delaware limited liability company	December 15, 2005
111 Lazelle Road East, LLC	Delaware limited liability company	December 15, 2005
1425 Yorkland Road, LLC	Delaware limited liability company	December 15, 2005
5166 Spanson Drive SE, LLC	Delaware limited liability company	December 15, 2005
222 East Beech Street — Jefferson, L.L.C.	Delaware limited liability company	December 16, 2005
130 Buena Vista Street, LLC	Delaware limited liability company	December 19, 2005
1850 Crown Park Court, LLC	Delaware limited liability company	December 19, 2005

	State of Organization	Date of
Name of Subsidiary	and Type of Entity	Organization
1785 Freshley Avenute, LLC	Delaware limited liability company	December 19, 2005
5700 Karl Road, LLC	Delaware limited liability company	December 19, 2005
HCRI Senior Housing Properties, Inc.	Delaware corporation	March 24, 2006
209 Merriman Road, L.L.C.	Delaware limited liability company	May 10, 2006
HCRI Financing, Inc.	Delaware corporation	June 26, 2006
Heat Merger Sub, LLC	Delaware limited liability company	September 12, 2006
Warrior LP Holdco, LLC	Delaware limited liability company	September 12, 2006
Heat OP Merger Sub, L.P.	Virginia limited partnership	September 12, 2006